Exhibit 4(a)

              [SPECIMEN STOCK CERTIFICATE OF RGC RESOURCES, INC.]


                            A Virginia Corporation

No. ____                                                          _____ Share

                              RGC Resources, Inc.

                    Common Stock, par value $5.00 per share



      This certifies that ________________________ is the owner of ___________________ shares of the Capital Stock of RGC Resources, Inc. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

      In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ________ day of ___________________ A.D., ____.


s/John B. Williamson, III                        s/Roger L. Baumgardner
President                                             Secretary


                              SHARES _______ EACH

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE
WHATEVER.


For Value Received, _____ hereby sell, assign and transfer unto
__________________________ ___________________________________________ Shares of
the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________
__________________________________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________, _____

In presence of

---------------------------------          -----------------------------------


                                  CERTIFICATE

                                      FOR

                                    -------

                                    SHARES

                                    of the

                                 CAPITAL STOCK

                                      of

                              RGC Resources, Inc.

                   (Common Stock, par value $5.00 per share)

                                   ISSUED TO

                           ------------------------

                                     DATE
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